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                                                                   Exhibit 10.11


                               SERIES A PREFERRED


                            STOCK PURCHASE AGREEMENT


                                   DATED AS OF


                                  JUNE 8, 1999


                                      AMONG


                                 i-RECALL, INC.


                                       AND


                         THE INVESTORS IDENTIFIED HEREIN
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                                 i-RECALL, INC.
                         37 West 28th Street, 12th Floor
                            New York, New York 10001


                                                             As of June 8, 1999


To each of the parties listed
on Schedule I hereto


                                 i-Recall, Inc.
             Series A Convertible Preferred Stock Purchase Agreement

Dear Ladies and Gentlemen:

                  The undersigned, i-RECALL, INC., a Delaware corporation (the "Corporation") presently intends to issue shares of convertible preferred stock $.01 par value, of the Corporation (the "Series A Preferred Stock") to each of the parties identified on Schedule 1 hereto (each an "Investor" and, collectively, the "Investors"), and hereby agrees with the Investors as follows:

SECTION 1. FILING OF CERTIFICATE OF DESIGNATION; ISSUANCE AND SALE OF SERIES A PREFERRED STOCK; CLOSING.

         1.1 FILING OF CERTIFICATE OF DESIGNATION. Immediately prior to the execution and delivery of this Agreement, the Corporation is filing with the Secretary of State of the State of Delaware a Certificate of Designation, Preference and Rights of the Series A Preferred Stock, substantially in the form of Exhibit B attached hereto (the "Certificate of Designation").

         1.2 ISSUANCE AND SALE OF SERIES A PREFERRED STOCK. Simultaneously with the execution and delivery of this Agreement, the Corporation is selling to each Investor, and each such Investor is purchasing from the Corporation, upon the terms and subject to the conditions hereinafter set forth, that number of shares of Series A Preferred Stock, of the Corporation (collectively, the "Initial Shares") set forth opposite such Investor's name on Schedule I hereto (representing an aggregate of 8,246 shares of Series A Preferred Stock being issued and sold to and purchased by all Investors hereunder at the Closing (as hereinafter defined)) for a cash purchase
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price of $16.67 per share of Series A Preferred Stock (representing an aggregate purchase price of $137,460.82 (the "Aggregate Purchase Price") for all of the shares of Series A Preferred Stock being issued and sold to and purchased by the Investors at the Closing).

         1.3 INITIAL CLOSING. The closing (the "Closing") of the sale and purchase of the Initial Shares is taking place at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103, simultaneously with the execution and delivery of this Agreement (the "Closing Date"). At the Closing, the Corporation is issuing and delivering to each Investor a certificate representing the Initial Shares being purchased by such Investor hereunder, registered in the name of such Investor, against delivery to such Investor of a certified check payable to the Corporation, or a wire transfer of immediately available funds to an account designated by the Corporation, in an amount equal to the full amount of the purchase price for such Initial Shares being purchased by such Investor hereunder at the Closing.

         1.4      ADDITIONAL CLOSINGS.

                  (a) Subject to paragraph (b) below, the Corporation shall sell additional shares for cash of Series A Preferred Stock (the "Additional Shares") pursuant to the terms and conditions set forth herein to the Investors at two closings hereunder after the Closing (each of said closings being sometimes hereinafter referred to as an "Additional Closing") which shall take place at the office of OHS at the address set forth in Section 1.2 on June 1 and July 1, respectively, each said date being sometimes hereinafter referred to as an "Additional Closing Date").

                  (b) The Investors agree to purchase that number of Additional Shares set forth opposite such Investor's name on Schedule I hereto (representing an aggregate number of 4,122 Additional Shares being issued and sold to and purchased by all Investors hereunder at each Additional Closing) for an aggregate purchase price of $68,713.74 on each Additional Closing Date if the Corporation attains the following milestones with respect to each Additional Closing Date:

                           (i) On or before June 15, the Corporation shall
deliver a software control that allows a user to display and edit digital ink downloaded from the CrossPad.

                           (ii) On or before July 15, the Corporation shall
deliver an application built using the control mentioned above that allows a user to access particular moments in a media recording.


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                  (c) Upon the satisfaction of each milestone, the respective
Additional Closing shall occur, and the Corporation shall (i) issue to each Investor a certificate representing the number of Additional Shares being purchased by such Investor at such Additional Closing, registered in the name of such Investor and (ii) deliver to such Investor an officer's certificate certifying that, except as disclosed in the certificate the representations and warranties of the Corporation are true and correct in all material respects as of such Additional Closing Date (as the same may be updated on such Additional Closing Date) against delivery to such Investor of a certified check payable to the Corporation, or a wire transfer of immediately avail able funds to an account designated by the Corporation, in an amount equal to the full amount of the purchase price for such Additional Shares being purchased by such Investor at such Additional Closing.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE CORPORATION. The Corporation hereby represents and warrants to the Investors as follows:

         2.1 ORGANIZATION. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. The Corporation has all requisite corporate power and authority to own and operate its properties. The Corporation has duly qualified and is in good standing in all jurisdictions in which the failure to be so qualified would have a material adverse effect on the business of the Corporation. The Corporation has no subsidiaries. The Corporation has delivered to the Purchaser complete and correct copies of its Certificate of Incorporation and By-Laws in effect as of the date hereof.

         2.2 CAPITALIZATION. (a) The authorized capital stock of the Corporation immediately prior to the Closing consisted of (i) 4,000,000 shares of common stock, $0.1 par value, (the "Common Stock") of which 100,000 shares were outstanding and (ii) 1,000,000 shares of Preferred Stock, $.01 par value, of which there were no shares outstanding. Immediately prior to the date hereof, there were no (i) outstanding warrants, options, agreements or other securities pursuant to which the Corporation is or may become obligated to issue or sell any shares of capital stock or other securities of the Corporation, or (ii) preemptive or similar rights to purchase or otherwise acquire shares of capital stock of the Corporation pursuant to any provision of law, the Certificate of Incorporation or By-laws of the Corporation or any agreement to which the Corporation is party. As of the date hereof, no third party has the right to anti-dilution protection from the Corporation (other than in connection with stock splits, stock dividends, stock combinations, recapitalizations and like occurrences). The names of the record holders of shares of Common Stock of the Corporation and the number of issued and outstanding shares of Common




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Stock of the Corporation held by each of them are set forth on Schedule 2.2. The delivery of the certificates to the Investor representing Initial Shares and/or Additional Shares pursuant to Sections 1.3 and 1.4(c) will result in the Investor's immediate acquisition of record ownership of the Initial Shares and Additional Shares purchased by such Investor hereunder, free and clear of all liens, charges or other encumbrances of any nature created by the Corporation, other than restrictions imposed under the Securities Act of 1933, as amended
(the "Securities Act"), any applicable state securities or "blue-sky" laws or under the Co-Sale Agreement (as hereinafter defined).

                  (b) The Company has reserved, and at all times from and after the date hereof will keep reserved, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion into shares of Common Stock of all shares of Series A Preferred Stock, sufficient shares of Common Stock to provide for the full conversion into shares of Common Stock of all shares of Series A Preferred Stock.

         2.3 AUTHORIZATION. The execution, delivery and performance by the Corporation of this Agreement and the Co-Sale Agreement dated the date hereof (the "Co-Sale Agreement") among the Corporation and the Investors in the form attached hereto as Exhibit C have been duly authorized by all requisite corporate action on the part of the Corporation, and this Agreement has been duly executed and delivered by the Corporation and constitutes the valid and binding obligation of the Corporation, enforceable in accordance with its terms, except (i) as limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights and remedies of creditors and debtors and (B) equitable principles generally, regardless of whether such principles are considered in a proceeding at equity or at law. The execution, delivery and performance of this Agreement and the Co-Sale Agreement and compliance with the provisions hereof by the Corporation will not (a) violate in any material respect any law or statute or order, judgment or decree of any court, administrative agency or other governmental body applicable to the Corporation or its properties or assets, (b) conflict in any material respect with or result in any material breach of any of the terms or provisions or constitute (with due notice or lapse of time, or both) a default under the Certificate of Incorporation or By-laws of the Corporation or any note, indenture, mortgage, lease agreement or other material agreement, contract or instrument to which the Corporation is a party or by which it or any of its properties or assets may be bound or affected or (c) result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the Corporation's properties or assets.



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         2.4 CONSENTS. Subject to the truth and accuracy of the representations and warranties of the Investors contained in Section 3 hereof, no authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other person or entity is required for the valid authorization, execution, delivery and performance by the Corporation of this Agreement or the offer, sale or issuance of the Series A Preferred Stock or the consummation of the transactions contemplated hereby or, if so required, the same have been or will be obtained or made.

         2.5 AUTHORIZATION OF SERIES A PREFERRED STOCK. The issuance, sale and delivery of the Series A Preferred Stock, have been duly authorized by all requisite corporate action of the Corporation, and when issued, sold and delivered in accordance with the terms of this Agreement and the Certificate of Designation, the Series A Preferred Stock will be validly issued and outstanding, fully paid and nonassessable and will not be subject to preemptive or other similar rights of the stockholders of the Corporation or others, except as set forth in this Agreement or in the Co-Sale Agreement, and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by the Corporation.

         2.6 AGREEMENTS. Each written agreement, lease, contract or commitment ("contract") to which the Corporation is a party or by which the Corporation or its properties or assets are bound or affected involving an aggregate consideration in excess of $5,000 is listed on Schedule 2.6 hereto (copies of which have been delivered to counsel for the Investor). The Corporation is not in default in any material respect under any such contract. The Corporation has not received any written notice of cancellation or termination in connection therewith and each such contract is a valid and binding obligation of the Corporation and in full force and effect. No consent (except for any consent(s) which have been or will be obtained by the Closing) of the other party or parties thereto is required to be obtained by the Corporation to consummate the transactions contemplated hereby.

         2.7 LITIGATION. There are no actions, suits, proceedings, or investigations pending nor, to the knowledge of the Corporation, threatened against the Corporation by or before any court or governmental agency which, if adversely determined, would have an effect on the Corporation.

         2.8 COMPLIANCE WITH LAWS; GOVERNMENTAL AUTHORIZATIONS. The Corporation is in compliance with all laws, statutes or decrees that, if violated, would have a material adverse effect on the Company.

         2.9 PATENTS TRADEMARKS AND COPYRIGHTS, ETC. The Corporation







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believes it possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, manufacturing processes, formulae, trade secrets, customer lists and know-how (collectively, "Intellectual Property") necessary to the conduct of its business as presently conducted or can acquire the same on commercially reasonable terms. No claim is pending and the Corporation has not received written notice from any third party to the effect that the operations of the Corporation infringe upon or conflict with the asserted rights of any person under any Intellectual Property. The Corporation has not received any written notice or claim alleging that such trade name, trademark, copyright, patent or other right infringes upon any trade name, trademark, copyright, patent or other right of any third party. The Corporation has no knowledge of any infringement by any third party upon any such trade name, trademark, copyright, patent or other right of the Corporation, and the Corporation has not taken or omitted to take any action which would have the effect of waiving any of its rights with respect thereto. Each of Anselm Spoerri, Nathaniel Polish and Daniel Magill have executed an Employee Non-Disclosure, Non-Competition and Assignment of Inventions Agreement with the Corporation, a form of which is attached hereto as EXHIBIT D.

         2.10 TAXES. The Corporation has filed all tax returns when due, if any, and paid all taxes shown thereon to be due, if any, that are required to have been filed on or before the Closing with appropriate Federal, state, county and local governmental agencies or instrumentalities, including any and all payroll taxes, except where the failure to do so would not have a material adverse effect upon the business of the Corporation taken as a whole. The Corporation has not been advised in writing (a) that any of its returns, Federal, state or other, have been or are being audited as of the date hereof, or (b) of any deficiency in assessment or proposed adjustment to its Federal, state or other taxes.

         2.11 TITLE TO ASSETS. All assets (if any) owned by the Corporation are owned outright free and clear of mortgages, pledges, security interests, liens, charges and other encumbrances, except (a) for liens for current taxes not yet due and (c) minor imperfections of title, if any, not material in amount and not materially detracting from the value or impairing the use of the property subject thereto or impairing the operations or proposed operations of the Corporation.

         2.12 REAL PROPERTY. The Corporation does not own any real property. The Corporation presently subleases space from Daedalus Technology Group, Inc. located at 37 West 28th Street, 12th Floor, New York, New York 10001 pursuant to an oral agreement for $200.00 per month.

         2.13 LABOR CONTRACTS; EMPLOYMENT CONTRACTS, ETC. The Corporation is






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in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours and has not been notified by any governmental entity or instrumentality of, charged with, or found to be engaged in, any unfair labor practice.

         2.14 BENEFIT PLANS. The Corporation does not have, none of the Corporation's employees are covered by, and the Corporation has no obligations with respect to, any bonus, deferred compensation, pension, profit-sharing, retirement, insurance, stock purchase, stock option, or other fringe benefit plan, arrangement or practice, or any other employee benefit plan (as defined in section 3(3) of the Employee Retire ment Income Security Act of 1974, as amended ("ERISA"), whether formal or informal (collectively, "Plans").

         2.15 MILLENNIUM COMPLIANCE. To the knowledge of the Corporation, all software systems, machinery, equipment and other technology (collectively, "Technology") owned by the Corporation is Millennium Compliant. "Millennium Compliant" means as to the Technology that it correctly performs all date-related operations (i) without human intervention, other than original data entry of any date, (ii) without regard to whether any date involved in the operation occurs in the 20th or 21st Century and (iii) without regard to the system date at the time the calculation is performed.

         2.16 NO UNDISCLOSED LIABILITIES. As of the date hereof, to the knowledge of the Corporation, except as disclosed on Schedule 2.16 hereto, the Corporation does not have any material indebtedness or liabilities, fixed or contingent, liquidated or unliquidated, secured or unsecured, accrued or absolute, including, without limitation, liabilities on account of taxes, other governmental charges or lawsuits brought, that would be required by generally accepted accounting principles to be set forth on a balance sheet of the Corporation as at such date in order for such balance sheet to fairly present the financial condition of the Corporation as at such date.

         2.17 DISCLOSURE. Neither this Agreement nor any Schedule hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

         2.18 USE OF PROCEEDS. The Corporation intends to utilize the net proceeds from the sale of the Series A Preferred Stock for working capital, operating and general corporate purposes and payment of professional expenses (including legal and accounting fees and expenses).




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         2.19 BROKERS AND FINDERS. No person or entity acting on behalf or under the authority of the Corporation is or will be entitled to any broker's, finder's, or similar fee or commission in connection with the transactions contemplated by this Agreement.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor, as to itself, himself or herself, as the case may be, represents and warrants to the Corporation as follows:

         3.1 AUTHORITY. Such Investor has full power and authority to execute, deliver and perform this Agreement and the Co-Sale Agreement and to consummate the transactions contemplated hereby and thereby; and this Agreement and the Co-Sale Agreement constitute the valid and binding obligations of such Investor, enforceable in accordance with their respective terms, except as limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights and remedies of creditors and debtors and (B) equitable principles generally, regardless of whether such principles are considered in a proceeding at equity or at law.

         3.2 ACCREDITED INVESTOR. If such Investor has checked the box located on the signature page hereto, such Investor is an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act")).

         3.3 INVESTOR INTENT. Such Investor is acquiring the Series A Preferred for his, her or its own account, for investment and not with a view to, or for resale in connection with, any distribution thereof, nor with any present intention of distributing or reselling the same or any part thereof in any transactions that would be in violation of the Securities Act of or any state securities or "blue-sky" laws.

         3.4 RESTRICTED SECURITIES. Such Investor understands (i) that the Series A Preferred Stock being acquired by him, her or it hereunder and any shares of Common Stock issuable upon conversion of the Series A Preferred
Stock, will not be registered under the Securities Act or any state securities or "blue-sky" laws by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act or any state securities or "blue-sky" laws, (ii) that the Series A Preferred Stock and any shares of Common Stock issuable upon conversion thereof must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or any state securities or "blue-sky" laws or is exempt from such registration, (iii) that the Corporation is under no obligation to so register any shares of Series A Preferred Stock and any shares of Common Stock issuable upon







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conversion thereof and (iv) that the certificate(s) evidencing the shares of the
Series A Preferred Stock and any shares of Common Stock issuable upon conversion thereof will be imprinted with a legend that prohibits the transfer substantially as set forth in Section 4.2(b) hereof unless they are registered or such registration is not required.

         3.5 RULE 144. Such Investor understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to such person) promulgated under the Securities Act ("Rule 144") depends on the satisfaction of various conditions and that, if applicable, Rule 144 may only afford the basis for sales under certain circumstances only in limited amounts.

         3.6 ACCESS TO INFORMATION; EXPERIENCE. Such Investor has been furnished with or has had access during the course of this transaction and prior to the sale of the Series A Preferred Stock to all information necessary to enable such Investor to evaluate the merits and risks of a prospective investment in the Corporation and such Investor has had an opportunity to discuss with representatives of the Corporation the business and financial affairs of the Corporation and the terms and conditions of the offering and to obtain such additional information, to the extent that the Corporation possesses such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information to which such Investor has had access and all questions raised by such Investor have been answered to the full satisfaction of such Investor. Such Investor has conducted his own investigation and analysis of the business and his investment in the Series A Preferred Stock and is not relying on the Corporation's business plan or executive summary (if any) or any other written material or any information or opinions that may be contained therein in making its or his decision to purchase the Series A Preferred Stock. Such Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Corporation so that it or he is capable of evaluating the merits and the risks of its investment in the Corporation and has the capacity to protect its or his own interests in making his investment in the Corporation. Such Investor can afford to suffer a complete loss of its or his investment in the Series A Preferred Stock.

         3.7 NO PUBLIC MARKET. Such Investor understands that no public market now exists for the Series A Preferred Stock or any shares of Common Stock issuable on conversion thereof, that it is unlikely that a public market will ever exist therefor, and that even if a public market exists at the time such Investor wishes to sell the Series A Preferred Stock or any shares of Common Stock issuable on conversion thereof, the Corporation may not be satisfying the current public information requirements of Rule 144, and that, in such event, such Investor would be precluded








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from selling the securities under Rule 144 even if the applicable minimum holding period provided thereunder had been satisfied.

         3.8 SPECULATIVE INVESTMENT. Such Investor understands that the Corporation has a limited financial and operating history, that the shares of Series A Preferred Stock being purchased by him, her or it are a speculative investment which involve a high degree of financial risk, and that there is no assurance of any eco nomic, income or tax benefit from such investment.

         3.9 REVIEW OF AGREEMENT. Such Investor has carefully read and re viewed this Agreement and, to the extent he, she or it believed necessary, such Investor has discussed with his legal, accounting and other professional advisors the representations, warranties and agreements which such Investor is making herein and the terms and conditions of the investment contemplated hereby.

SECTION 4.        AFFIRMATIVE COVENANTS.

         4.1 CONFIDENTIALITY. Each Investor hereby agrees to and shall keep strictly confidential and will not disclose or divulge any confidential, proprietary or secret information which such Investor may obtain from the Corporation, including, by way of example and not in limitation thereof, financial statements, reports and other materials submitted by the Corporation as required hereunder, unless required to be disclosed by law or pursuant to any judgment, order, subpoena or decree of any court having competent jurisdiction, or unless such information is or becomes publicly known (other than as a result of this Section 4.1), or unless the Corporation gives its written consent to such Investor's release of such information, except that no such written consent shall be required (and such Investor shall be free to release such information) if such information is to be provided to such Investor's lawyer or accountant who are instructed to comply with this provision. Each Investor shall be responsible for making sure its lawyer and accountant comply.

         4.2      LETTER AGREEMENTS.

                  (a) Currently herewith, the Corporation, Robin Neustein and Jacob Goldfield (the "GS Investors") are entering into a letter agreement governing the non-disclosure of the identities of the GS Investors in any public announcement and/or press release of the transaction contemplated hereby.

                  (b) Currently herewith, the Corporation and Screaming Media.Net, Inc. are entering into a letter agreement governing, among other things, the public announcement and/or press release of the transaction contemplated hereby.


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
         4.3 FINANCIAL INFORMATION. Until the consummation of the initial public offering of Common Stock of the Corporation registered under the Securities Act (the "IPO"), the Corporation shall provide each Investor with the following:

             (a) QUARTERLY REPORTS. As soon as available, but not later than 30 days after the end of each quarterly accounting period commencing with the quarterly period ending on June 30, 1999, an unaudited balance sheet and income statement of the Corporation,

             (b) ANNUAL REPORTS. As soon as available, but not later than 90 days after the end of each fiscal year of the Corporation, unaudited financial statements of the Corporation, which shall include a balance sheet as at the last day thereof and an income statement for the year then ended.

         4.4 TRANSFER OF SECURITIES.

             (a) RESTRICTIONS ON TRANSFER. Each Investor acknowledges that the Series A Preferred Stock and the shares of Common Stock issuable upon conversion thereof purchased hereunder have not been registered under the Securities
Act, that such shares are being or will be issued pursuant to an exemption from registration under the Securities Act and that such shares constitute "restricted securities" under Rule 144. Accordingly, the Series A Preferred Stock and the shares of Common Stock issuable upon conversion thereof held by such Investor shall not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of (each, a "Transfer") except upon the conditions specified in this Section 4.4 or Section 4.6 (which provides for certain additional restrictions on transfer), which conditions are intended to ensure compliance with the provisions of the Securities Act and this Agreement.

             (b) RESTRICTIVE LEGEND. Each certificate for Series A Preferred Stock and all shares of Common Stock issuable upon conversion thereof held by each Investor and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Sections 4.4(c) and 4.4(d)) be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE
         STATE

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
         SECURITIES OR "BLUE-SKY" LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THERE FROM UNDER SAID ACT OR LAWS. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN SECTIONS 4.4 AND 4.6 OF THE STOCK PURCHASE AGREEMENT DATED AS OF JUNE ___, 1999, AMONG I-RECALL, INC. AND THE INVESTORS IDENTIFIED THEREIN, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF ALL APPLICABLE CONDITIONS, I-RECALL, INC. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF."

             (c) NOTICE OF TRANSFER. Each Investor agrees, prior to any Transfer of Series A Preferred Stock or shares of Common Stock issued upon conversion thereof to give written notice to the Corporation of such Transfer and to comply in all other respects with the provisions of this Section 4.4. Each such notice shall describe the manner and circumstances of the proposed Transfer and shall be accompanied by the written opinion, addressed to the Corporation, of counsel for the holder of such shares, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Corporation), such proposed Transfer does not involve any transaction requiring registration or qualification of such shares under the Securities Act or the securities blue sky laws of any relevant state of the United States. Each such Investor shall thereupon be entitled to Transfer such shares in accordance with the terms of the notice delivered by it to the Corporation. Each certificate or other instrument evidencing the securities issued upon the Transfer of any such shares (and each certificate or other instrument evidencing any untransferred balance of such shares) shall bear the legend set forth in Section 4.4(b) unless (a) in such opinion of counsel registration of any future Transfer is not required by the applicable provisions of the Securities Act and applicable state securities laws or (b) the Corporation shall have waived the requirement of such legends. No Investor shall Transfer any shares of Series A Preferred Stock, or shares of Common Stock issuable on conversion thereof until such opinion of counsel has been given (unless waived by the Corporation or unless such opinion is not required in accordance with the provisions of this Section 4.4).


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             (d) REMOVAL OF LEGENDS, ETC. Notwithstanding the foregoing provisions of this Section 4.2, the restrictions imposed by this Section 4.4 upon the transferability of any shares of the capital stock of the Corporation held by an Investor shall cease and terminate when (a) any such shares are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act or as otherwise contemplated by Section 4.4(c) and, pursuant to Section 4.4(c), the securities so transferred are not required to bear the legend set forth in Section 4.4(b) the holder of such shares has received an opinion of counsel stating that such holder has met the requirements for Transfer of such shares pursuant to subparagraph (k) of Rule 144. Whenever the restrictions imposed by this Section 4.4 shall terminate, as herein provided, each Investor holding shares as to which such restrictions have terminated shall be entitled to receive from the Corporation, without expense, a new certificate not bearing the restrictive legend set forth in Section 4.4(b) and not containing any other reference to the restrictions imposed by this Section 4.4.

         4.5 INDEMNIFICATION. Each Investor acknowledges that he, she or it understands the meaning and legal consequences of the representations, warranties and acknowledgments he, she or it has made in Section 3 and elsewhere in this Agreement and he, she or it understands that the Corporation is relying upon the truth and accuracy thereof. Accordingly, each Investor hereby agrees to indemnify and hold harmless the Corporation, its officers, agents and representatives, from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of any Investor contained in this Agreement. The Corporation hereby agrees to indemnify and hold harmless each Investor, its officers, agents and representatives, from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of the Corporation contained in this Agreement.

         4.6 RIGHT OF FIRST REFUSAL. Until the consummation of the IPO, no Investor shall sell or in any other way directly or indirectly transfer, assign, pledge, distribute, bequeath, devise, encumber or otherwise dispose of, either voluntarily or involuntarily, with or without consideration (each, a "Sale") any of the shares of Series A Preferred Stock or shares of Common Stock issued on conversion thereof (the "Investor Shares") except in accordance with the following procedures:

             (a) In the event that such Investor (such Investor being referred to in this Section 4.6 as a "Selling Stockholder") receives a bona fide written offer from a third party (the "Prospective Purchaser") to purchase all or any portion of the Investor Shares owned by the Selling Stockholder, the Selling Stockholder shall deliver to the Corporation a written notice (the "Offer Notice"), which shall be irrevocable, subject to Section 4.6(b), for a period of 30 days after delivery thereof (the "Offer Period"), offering (the "Offer") all of the Investor Shares proposed to be Sold by the Selling Stockholder to the Prospective Purchaser at the purchase price and on the terms of the proposed Sale to the Prospective Purchaser (such Offer Notice to include the foregoing information and all other relevant terms of the proposed Sale, including the identification of the Prospective Purchaser). The Corporation, and/or its assignee(s), shall have the right and option, for a period of 30 days after delivery of the Offer Notice, to accept all or any part of the Investor Shares so offered at the purchase price and on terms comparable to those stated in the Offer Notice. Such acceptance shall be made by delivering a written notice to the Selling Stockholder within said 30-day period.

             (b) Anything contained herein to the contrary notwithstanding, the Selling Stockholder may withdraw from the proposed Sale to a Prospective Purchaser and, accordingly, may rescind the Offer by delivering written notice of such withdrawal to the Corporation and/or its assignee(s) within the Offer Period, subject to the reinstatement of the provisions of this Section 4.4 in the event an Investor subsequently intends to sell the Investor Shares.

             (c) Sales of Investor Shares under the terms of Section 4.6(a) shall be made at the offices of the Corporation on a mutually satisfactory business day within 30 days after the expiration of the Offer Period. Delivery of certificates or other instruments evidencing such Investor Shares duly endorsed for transfer shall be made to the Corporation on such date against payment of the purchase price therefor.

             (d) If an effective acceptance shall not be received pursuant to
Section 4.6(a) with respect to all Investor Shares offered for Sale pursuant to the Offer Notice, then at any time within 30 days after the expiration of the Offer Period the Selling Stockholder may Sell all or any part of the remaining Investor Shares that were not accepted for purchase by the Corporation and/or its assignees as aforesaid to the Prospective Purchaser at a purchase price no less than that, and on the terms no more favorable to the Prospective Purchaser than those, stated in the Offer Notice; provided, however, that the Selling Stockholder may not, under any circumstances, Sell any Investor Shares to the Prospective Purchaser if the Board of Directors determines in good faith, within the Offer Period, that the Prospective Purchaser is a competitor of the Corporation. In the event that the Investor Shares are not Sold by the Selling Stockholder to the Prospective Purchaser during such 45-day period, the right of the Selling Stockholder to Sell such remaining Investor Shares to the Prospective Purchaser shall expire and the obligations of this Section 4.6 shall be reinstated. "Affiliate" shall mean any (a) corporation or other entity in which the subject person owns, directly or indirectly, more than 50% of the capital stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other entity and (b) any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the subject person.

             (e) Anything contained herein to the contrary notwithstanding, any purchaser of Investor Shares pursuant to this Section 4.6 who is not an Investor shall agree in writing in advance with the parties hereto to be bound by and comply with all applicable provisions of this Agreement and shall be deemed to be an Investor for all purposes of this Agreement.

             (f) The provisions of this Section 4.6 shall not apply to the transfer of Investor Shares by an Investor to the spouse or lineal descendants of such Investor or an Affiliate thereof or any trust for the benefit of such persons, provided such transferee has agreed in writing in advance to be bound by and comply with all provisions of this Agreement to the same extent as the transferring Investor.

             (g) The provisions of this Section 4.7 shall not be applicable to and shall terminate upon consummation of the IPO.

         4.7 PREEMPTIVE RIGHTS.

             (a) In the event that the Corporation shall propose to issue or sell any shares of capital stock of the Corporation in connection with an equity financing of the Corporation for cash consideration (a "Sale Event"), the Corporation shall at any time during the period commencing 20 days prior to the consummation of the transactions constituting a Sale Event and ending on the 20th day thereafter offer to sell (the "Offer") to each Investor who then owns shares of Series A Preferred Stock or Common Stock issued upon conversion thereof a percentage of the Offered Securities (as hereinafter defined) equal to its Pro Rata Amount (as hereinafter defined) immediately prior to such Sale Event, at the same price and on the same terms as shall be applicable to the Sale-Event, which Offer by its terms shall remain open and irrevocable for a period of 10 days from the date it is delivered by the Corporation to each such Investor.

             (b) Notice of the intention of any Investor to accept, in whole or in part, an Offer shall be evidenced by a writing signed by such Investor (the "Notice of Acceptance") and delivered to the Corporation within the foregoing 10-day period, setting forth such portion of its Proportionate Percentage of the Offered Securities as such Investor elects to purchase (the "Accepted Securities").

             (c) If the Sale Event does not occur for any reason, the right of each Investor pursuant to this Section 4.5 shall terminate. If the Sale Event does occur, the closing of the purchase of any Accepted Securities shall take place within 15 days following the delivery of the Notice of Acceptance with respect thereto at such time as the parties to such purchase shall mutually agree upon. Such purchase is subject in all respects to the preparation, execution and delivery of a purchase agreement relating to the Accepted Securities, satisfactory in form and substance to the parties to such purchase.

             (d) The rights of the Investors under this Section 4.5 shall not apply to the following securities:

                 (i) Common Stock issued to officers, employees or directors of, or consultants to, the Corporation, pursuant to any agreement, plan or arrangement approved by the Board of Directors, or options to purchase or rights to subscribe for such Common Stock, or securities by their terms convertible into or exchangeable for such Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, in each case as approved by the Board of Directors of the Corporation;

                 (ii) securities issued pursuant to commercial transactions approved by the Board of Directors including but not limited to, equipment leases or bank lines of credit; provided, that the specific issuance is approved by the Board of Directors of the Corporation;

                 (iii) securities issued to parties entering into "corporate partnering", "strategic investment" or other similar types of transactions or relation ships with the Corporation, provided, that the specific issuance is approved by the Board of Directors of the Corporation;

                 (iv) shares of Common Stock issued upon conversion of Series A Preferred Stock;

                 (v) shares of any class of capital stock of the Company issued on a pro rata basis to all holders of such class as a stock dividend or upon any stock split, stock combination, recapitalization, spin-off or other subdivision of shares of capital stock; and

                 (vi) shares of capital stock of the Company issued as consideration in connection with the acquisition by the Company of all or substantially all assets or all capital stock of any person or entity.

             (e) "Offered Securities" shall mean the number of securities of the kind issued in a Sale Event required to be issued to all Investors who own any shares of Series A Preferred Stock to assure that immediately following such Sale Event and assuming the exercise by all Investors of their right pursuant to this Section 4.5 to in connection therewith, each Investor owns the same Pro Rata Amount of all shares of Common Stock issued and outstanding on a fully diluted basis as it owned immediately prior to such Sale Event.

             (f) "Pro Rata Amount" shall mean for any Investor the fraction, the numerator of which is the number of shares of Common Stock into which the shares of Series A Preferred Stock owned by such Investor are then convertible and the denominator of which is the aggregate number of shares of Common Stock issued and outstanding on a fully diluted basis, in each case as of the date of determination. Any determination on a fully diluted basis shall assume conversion, exercise or exchange in to shares of Common Stock all of the vested options, warrants, rights or other securities convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

         4.8 INSURANCE. The Corporation shall obtain insurance for its properties of a character usually insured by persons engaged in similar businesses against loss or damage resulting from fire or other risks insured against by extended coverage and public liability insurance of a kind customarily insured against by such persons.

SECTION 5.   MISCELLANEOUS.

         5.1 NOTICES. All notices, advices and communications to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopier or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, or by overnight courier, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

                           (i)      if to the Corporation, to:

                                    i-Recall, Inc.
                                    37 West 28th Street, 12th Floor
                                    New York, New York 10001
                                    Attention:  Anselm Spoerri

                                    Telecopier: (212) 684-3875

                           with a copy to:

                                    Orrick, Herrington & Sutcliffe LLP
                                    666 Fifth Avenue
                                    New York, New York 10103
                                    Attention:  Martin H. Levenglick, Esq.
                                    Telecopier:  (212) 506-5151

                           (ii) if to an Investor, to the address as set forth on Schedule

I hereto

                           with a copy to:

                                    Carter, Ledyard & Milburn
                                    2 Wall Street
                                    New York, New York 10005
                                    Attention:  Alan J. Bernstein, Esq.
                                    Telecopier:  (212) 732-3232

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received
(i) in the case of personal delivery or delivery by telecopier, on the date of such delivery, (ii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted. As used in this Section 5, "business day" shall mean any day other than a day on which banking institutions in the State of New York are legally closed for business.

         5.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of the parties hereto and the respective successors and assigns of the parties hereto; provided, however, that the rights and obligations of the Investor shall not be assignable without the prior written consent of the Corporation.

         5.3 SURVIVAL. All representations and warranties of the Corporation contained in this Agreement shall survive the Closing until the first anniversary hereof. All representations and warranties of each Investor contained in this Agreement shall survive indefinitely.

         5.4 AMENDMENTS. The terms and provisions of this Agreement may only be amended with the written consent of the Corporation and the Investors holding eighty percent (80%), by voting power, of the outstanding shares of Preferred Stock and any shares of Common Stock issued on conversion thereof then held by all Investors.

         5.5 ENTIRE AGREEMENT. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

         5.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         5.7 HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         5.8 GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK, OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY. THE ISSUANCE AND DELIVERY OF THE INITIAL SHARES AND ADDITIONAL SHARES SHALL BE GOVERNED BY THE DELAWARE GENERAL CORPORATION LAW.

         5.9 JURISDICTION AND VENUE. SUBJECT TO THE TERMS OF THIS AGREEMENT, EACH INVESTOR HEREBY AGREES THAT ANY AND ALL ACTIONS ARISING UNDER OR IN RESPECT OF THIS AGREEMENT MAY BE LITIGATED IN THE FEDERAL OR STATE COURTS IN NEW YORK. BY EXECUTING AND DELIVERING OF THIS AGREEMENT, EACH INVESTOR IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH

COURTS FOR ITSELF, HIMSELF, OR HERSELF AND IN RESPECT OF ITS, HIS OR HER PROPERTY WITH RESPECT TO SUCH ACTION. EACH INVESTOR AGREES THAT VENUE WOULD BE PROPER IN ANY OF SUCH COURTS, AND HEREBY WAIVES ANY OBJECTION THAT ANY SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF ANY SUCH ACTION. EACH INVESTOR FURTHER AGREES THAT THE MAILING BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, OF ANY PROCESS REQUIRED BY ANY SUCH COURT SHALL CONSTITUTE VALID AND LAWFUL SERVICE OF PROCESS AGAINST THEM, WITHOUT THE NECESSITY FOR SERVICE BY ANY OTHER MEANS PROVIDED BY STATUTE OR RULE OF COURT.

                                    * * * * *

            [COUNTERPART SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

         IN WITNESS WHEREOF, the undersigned have caused this Stock Purchase Agreement to be executed as of the date first written above.

                                            i-RECALL, INC.



                                                 By:
                                                     --------------------------
                                                 Name:  Anselm Spoerri
                                                 Title:  President

                                            INVESTORS:



                                                     [Name of Investor]


                                                 By:
                                                     --------------------------
                                                 Name:
                                                 Title:


                                                 Investor Social Security Number


                                                 Investor Address





                                                 Investor Home Phone


                                                 Investor Office Phone

                                            Please check if correct:

                                            [ ] Investor is an "accredited
                                            investor" (as defined under Rule 501
                                            of Regulation D promulgated under
                                            the Securities Act of 1933, as
                                            amended). Please complete Investor
                                            Suitability Questionnaire attached
                                            hereto as Exhibit A.

            [COUNTERPART SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]


         IN WITNESS WHEREOF, the undersigned have caused this Stock Purchase Agreement to be executed as of the date first written above.

                                            i-RECALL, INC.



                                                 By: /s/ Anselm Spoerri
                                                     --------------------------
                                                 Name:  Anselm Spoerri
                                                 Title: President

                                            INVESTORS:


  Screaming Media.Net, Inc.                      Screaming Media.Net Inc.
                                                 ------------------------------
                                                     [Name of Investor]


                                                 By: /s/ Alan S. Ellman
By:                                                  --------------------------
                                                 Name:  Alan S. Ellman
                                                 Title: President

                                                 Investor Social Security Number


                                                 Investor Address





                                                 Investor Home Phone


                                                 Investor Office Phone

                                            Please check if correct:

                                            [ ] Investor is an "accredited
                                            investor" (as defined under Rule 501
                                            of Regulation D promulgated under
                                            the Securities Act of 1933, as
                                            amended). Please complete Investor
                                            Suitability Questionnaire attached
                                            hereto as Exhibit A.

                                                                       EXHIBIT A

                                 I-RECALL, INC.
                       INVESTOR SUITABILITY QUESTIONNAIRE

         i-Recall, Inc. (the "Company"), desires to sell to the Purchaser shares of Series A Preferred Stock, par value $.01 per share (the "Preferred Stock"), of the Company on the terms and conditions to be set forth in a Stock Purchase Agreement to be entered into between the Company and you (hereinafter referred to as the "Purchaser").

         The following is an investor questionnaire to be completed by the Purchaser to qualify the Purchaser as a suitable investor in the Company under the Federal and state securities and blue-sky law.

2. Accredited Investor Certification. The Purchaser represents and warrants that he comes within one category marked below, and that for any category marked, he has truthfully set forth, where applicable, the factual basis or reason the Purchaser comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A _____           The undersigned is an individual (not a partnership,
                           corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

                                    Explanation: In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B _____           The undersigned is an individual (not a partnership,
                           corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C _____           The undersigned is a director or executive officer of
                           the Company.

Category D _____           The undersigned is a bank, a savings and loan
                           association, insurance company, registered investment company, registered business development company, licensed small business investment company ("SBIC"), or employee benefit plan within the meaning of Title
                           1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.




                                (describe entity)

Category E_____            The undersigned is a private business development
                           company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.




                                (describe entity)

Category F_____            The undersigned is a corporation, partnership,
                           business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue
                           Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000.




                                (describe entity)

Category G_____            The undersigned is a trust with total assets in
                           excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a "sophisticated person" as defined in Regulation 506 (b)(2)(ii).

Category H_____            The undersigned is an entity all the equity owners of
                           which are "accredited investors" (as such term is defined in Rule 501(a) as promulgated under the Securities Act of 1933, as amended (the "Securities
                           Act")) within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

                                (describe entity)

Category I_____            The undersigned is not within any of the categories
                           above and is therefore not an "accredited investor".

3.       MANNER IN WHICH TITLE TO BE HELD.  (circle one)

(a)      Individual Ownership
(b)      Community Property
(c)      Joint Tenant with Right of Survivorship (both parties must sign)
(d)      Partnership
(e)      Tenants in Common
(f)      Company
(g)      Trust
(h)      Other

----------------------------------------------------------------------------------------------------------------------
Signature                                                   Signature (if purchasing jointly)





----------------------------------------------------------------------------------------------------------------------

Name (Typed or Printed)                                     Name (Typed or Printed)





----------------------------------------------------------------------------------------------------------------------

Residence (Typed or Printed)                                Residence (Typed or Printed)





----------------------------------------------------------------------------------------------------------------------

City, State and Zip Code                                    City, State and Zip Code





----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


Tax Identification or Social Security Number                Tax Identification or Social Security Number




----------------------------------------------------------------------------------------------------------------------

Telephone No.:                                              Telephone No.:
Business                                                    Business
Home                                                        Home




----------------------------------------------------------------------------------------------------------------------

Name in which securities should be issued:




----------------------------------------------------------------------------------------------------------------------

Dated:                              , 1999                  Dated:                              1999
       -----------------------------                               -----------------------------

----------------------------------------------------------------------------------------------------------------------

                                   Schedule I

            Number of Shares being Purchased by each Investor at the Closing and each Additional Closing

----------------------------------------------------------------------------------------------------------------------
               Investor                     Number of Shares          Number of Shares          Number of Shares
                                           being purchased on        being purchased at        being purchased at
                                            the date of this         Additional Closing        Additional Closing
                                             Agreement and          dated June 15, 1999        dated July 15, 1999
                                             Purchase Price          and Purchase Price        and Purchase Price
                                                therefor                  therefor                  therefor
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Jay Chiat
Screaming Media.Net, Inc.                     5,998 Shares               2,999 Shares             2,999 Shares
55 Broad Street, 23rd floor                   ($99,986.66)               ($49,993.33)             ($49,993.33)
New York, New York 10004
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Robin Neustein
Goldman Sachs & Co.                           1499 Shares                749 Shares                749 Shares
85 Broad Street, 22nd floor                   ($24,988.33)              ($12,485.83)              ($12,485.83)
New York, New York 10004
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Jacob Goldfield
Goldman Sachs & Co.                            749 Shares                374 Shares                374 Shares
85 Broad Street, 22nd floor                   ($12,485.83)              ($6,234.58)                ($6,234.58)
New York, New York 10004
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
TOTALS:                                       8246 Shares               4122 Shares                4122 Shares
                                             ($137,460.82)              ($68,713.74)              ($68,713.74)
----------------------------------------------------------------------------------------------------------------------